UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Harpoon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
HARPOON THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 21, 2023 11:59 PM ET
HARPOON THERAPEUTICS, INC. ATTENTION: CORPORATE SECRETARY 131 OYSTER POINT BOULEVARD, SUITE 300 SOUTH SAN FRANCISCO, CALIFORNIA 94080

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You invested in HARPOON THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2023 at 8:30 a.m. Pacific Time.

 Get informed before you vote

View the Notice and Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 22, 2023 8:30 a.m. Pacific Time
Point your camera here and
vote without entering a
control number

Vote Virtually at the Meeting: To vote during the Meeting, go to www.virtualshareholdermeeting.com/HARP2023. Have the control number that is printed in the box available and follow the instructions.

Vote Before the Meeting by Internet: To vote now by internet, go to www.ProxyVote.com. Have the control number that is printed in the box available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

*Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the two nominees for director named below to hold office as Class I directors until the 2026 Annual Meeting of Stockholders. Nominees:	For All
01) Mark Chin
02) Andrew Robbins

2.	To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of 1-for-2 to 1-for-10, to be determined in the sole discretion of the Board of Directors.	For

3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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